EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Rocky Mountain Minerals, Inc. (the "Company") on Form 10-K for the year ended October 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mark A Muzzin, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



     Dated: 25 January, 2007                    /s/ Mark A Muzzin
                                                ---------------------------
                                                Mark A Muzzin
                                                Chief Executive Officer and
                                                Chief Financial Officer